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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM  8-K

                                CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  December 16, 1999


                          THE  DOW CHEMICAL  COMPANY
            (Exact name of registrant as specified in its charter)

Delaware                         1-3433                 38-1285128
(State or other jurisdiction    (Commission            (IRS Employer
       of incorporation)         File Number)          Identification No.)

      2030 Dow Center, Midland, Michigan                  48674
     (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:  (517) 636-1000


                                Not applicable
        (Former name or former address, if changed since last report.)


Item 7.

(c) Exhibits.

Exhibit 1.1  Underwriting Agreement.

Exhibit 1.2  Pricing Agreement.

Exhibit 99.1 Press Release dated December 16, 1999.

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                                     # # #



                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               THE DOW CHEMICAL COMPANY


Date: December 17, 1999                             /s/ J. P. REINHARD
                                               --------------------------------
                                                    (Signature)
                                                    J. Pedro Reinhard
                                                    Executive Vice President and
                                                    Chief Financial Officer
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EXHIBIT INDEX
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1.1   Underwriting Agreement

1.2   Pricing Agreement

99.1  Press Release dated December 16, 1999